UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

Action Products International, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-13118	59-2095427
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 N. Keller Road, Suite E

Orlando, Florida 32810

(Address of principal executive office, including zip code)

(407) 481-8007

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Warrant Solicitation Agreement with National Securities Corporation

On November 15, 2007, Action Products International, Inc. and National Securities Corporation entered into a Warrant Solicitation Agreement, dated October 17, 2007, which provides that National will act as a nonexclusive solicitation agent for Action Products in connection with the exercise of Action Products’ public warrants. Action Products will pay National a solicitation fee of 10% of the proceeds from the exercise of warrants properly solicited by and exercised through National. The public warrants were issued pursuant to a warrant agreement between Action Products and its transfer and warrant agent, Registrar and Transfer Company dated June 16, 2006, as amended July 31, 2006 and January 31, 2007.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

Exhibit No.	Description
10.1	Warrant Solicitation Agreement by and between Action Products International, Inc. and National Securities Corporation dated October 17, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ACTION PRODUCTS INTERNATIONAL, INC.

By:	/s/ RONALD S. KAPLAN
Ronald S. Kaplan
Chief Executive Officer

Date:	November 15, 2007

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